UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21527

The Endowment Master Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
The Endowment Master Fund, L.P.	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/13

Date of reporting period: 03/31/13

Item 1.	Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments

March 31, 2013

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Bermuda
Natural Resources (0.38% Partners’ Capital)
HFR HE Bristol Master Trust (Series D)(2)	25,000	$11,396,345

Total Bermuda		11,396,345

Cayman Islands
Arbitrage Strategies (0.03% Partners’ Capital)
Montrica Global Opportunities Fund, L.P.(2)	29,169	970,920
Natural Resources (0.96% Partners’ Capital)
Sentient Global Resources Fund III, L.P.(1)		22,588,059
Sentient Global Resources Fund IV, L.P.(1)		6,069,842
Private Equity (9.68% Partners’ Capital)
ABRY Advanced Securities Fund, L.P.(1)		14,723,456
CX Partners Fund Limited(1)(2)		14,481,413
Gavea Investment Fund II A, L.P.		1,261,896
Gavea Investment Fund III A, L.P.		63,213,952
Hillcrest Fund, L.P.(1)(3)		11,110,020
India Asset Recovery Fund, L.P.(1)		284,457
J.C. Flowers III, L.P.(1)		8,730,406
LC Fund IV, L.P.(2)		22,141,527
New Horizon Capital III, L.P.(1)(2)		30,081,763
Northstar Equity Partners III Limited		5,195,605
Orchid Asia IV, L.P.(1)		12,272,436
Reservoir Capital Partners (Cayman), L.P.		12,581,625
Tiger Global Private Investment Partners IV, L.P.(1)		9,220,799
Tiger Global Private Investment Partners V, L.P.(1)		20,564,027
Tiger Global Private Investment Partners VI, L.P.(1)		8,832,932
Trustbridge Partners II, L.P.(1)(2)		17,652,430
Trustbridge Partners III, L.P.(1)(2)		29,114,012
Trustbridge Partners IV, L.P.		6,791,670
Real Estate (1.33% Partners’ Capital)
Forum European Realty Income III, L.P.(2)		14,477,442
Phoenix Asia Real Estate Investments II, L.P.(1)(2)		11,665,883
Phoenix Real Estate Fund (T) L.P.		13,403,306

Total Cayman Islands		357,429,878

Guernsey
Private Equity (0.25% Partners’ Capital)
Mid Europa Fund III L.P.		7,378,890
Total Guernsey		7,378,890
Republic of Mauritius
Real Estate (0.08% Partners’ Capital)
Orbis Real Estate Fund I(2)		2,389,574

Total Republic of Mauritius		2,389,574

United Kingdom
Private Equity (0.48% Partners’ Capital)
Darwin Private Equity I, L.P.(1)		6,627,384
Sovereign Capital Limited Partnership III(2)		7,787,988
Real Estate (0.28% Partners’ Capital)
Benson Elliott Real Estate Partners II, L.P.		1,884,582
Patron Capital L.P. II		699,176
Patron Capital L.P. III		5,584,056

Total United Kingdom		22,583,186

United States
Arbitrage Strategies (5.76% Partners’ Capital)
Citadel Wellington LLC		58,609,916
Eton Park Fund, L.P.		21,189,013
Kenmont Onshore Fund, L.P.(2)		213,776
King Street Capital, L.P.		1,046,914
Magnetar Capital Fund, L.P.(2)		9,449,089
Magnetar SPV, LLC (Series L)(2)		3,504,198
Millennium USA, L.P.		26,734,845

See accompanying notes to Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

March 31, 2013

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Arbitrage Strategies (5.76% Partners’ Capital) (continued)
OZ Asia Domestic Partners, L.P.(1)		$3,055,321
PIPE Equity Partners, L.L.C.(3)		14,328,324
PIPE Select Fund, L.L.C.(3)		31,436,128
Stark Investments Limited Partnership(1)		274,118
Stark Select Asset Fund, LLC		1,852,091
Domestic Equity (4.89% Partners’ Capital)
CCM Small Cap Value Qualified Fund, L.P.(3)		9,796,236
Empire Capital Partners Enhanced, L.P.(1)(2)		22,057,407
HealthCor, L.P.		9,584,082
Hound Partners, L.P.(2)		44,142,629
Ithan Creek Partners, L.P.		17,131,649
JAT Capital Domestic Fund, L.P.		10,775,334
Kior Shares Liquidating Capital Account		1,063,895
Samlyn Onshore Fund, L.P.		2,487,951
Tiger Consumer Partners, L.P.		28,775,512
Energy (7.49% Partners’ Capital)
ArcLight Energy Partners Fund IV, L.P.(1)		4,440,058
ArcLight Energy Partners Fund V, L.P.(1)		2,866,011
CamCap Resources, L.P.		398,676
EnCap Energy Capital Fund VII-B, L.P.(1)		5,161,990
EnCap Energy Infrastructure TE Feeder, L.P.(1)(2)		6,047,135
Intervale Capital Fund, L.P.(1)(2)		14,596,570
Merit Energy Partners G, L.P.(1)		11,671,850
NGP Energy Technology Partners II, L.P.(1)		4,362,841
NGP IX Offshore Fund, L.P.(1)		33,201,797
NGP Midstream & Resources, L.P.(1)		43,822,350
Quantum Parallel Partners V, L.P.		16,356,062
Tenaska Power Fund II-A, L.P.(1)		17,015,095
The Energy & Minerals Group Fund II(1)		7,248,579
Velite Energy, L.P.(2)		55,996,430
Enhanced Fixed Income (10.35% Partners’ Capital)
BDCM Partners I, L.P.(3)		42,737,695
Bell Point Credit Opportunities Fund, L.P.(2)		7,475,107
Contrarian Capital Fund I, L.P.		33,690,487
Courage Special Situations Fund, L.P.(2)		11,425,082
Credit Distressed Blue Line Fund, L.P.(3)		22,281,933
Fortelus Special Situations Fund, L.P.(2)		5,727,184
Halcyon European Structured Opportunities Fund, L.P.(3)		105,897
Harbinger Capital Partners Fund I, L.P.(3)		30,858,653
Harbinger Capital Partners Fund II, L.P.		2,595,336
Harbinger Capital Partners Special Situations Fund, L.P.		3,359,036
Harbinger Class L Holdings (U.S.), LLC		251,841
Harbinger Class LS Holdings (U.S.) Trust	10,925	2,644,709
Harbinger Class PE Holdings (U.S.) Trust	12	1,902,724
Indaba Capital Partners, L.P.(2)		40,229,612
Morgan Rio Capital Fund, L.P.(3)		27,576,102
Paulson Credit Opportunities, L.P.		10,218,471
Prospect Harbor Credit Partners, L.P.		3,320,598
Providence MBS Fund L.P.(2)		53,780,876
Q Funding III, L.P.(2)		6,338,872
Q4 Funding, L.P.(1)		1,945,146
Global Opportunistic (9.92% Partners’ Capital)
Atlas Institutional Fund, LLC(2)		27,700,470
Corriente China Opportunity Partners II, L.P.(2)		8,341,818
Corriente China Opportunity Partners, L.P.(2)		3,696,200
Falcon Edge Global, L.P.(2)		51,429,502
Hayman Capital Partners, L.P.(2)		62,568,899
Passport Global Strategies III, Ltd.	1,211	664,568
Passport II, L.P.(2)		37,224,571
Senator Global Opportunity Fund L.P.		15,586,014
Tiger Global, L.P.		54,366,512

See accompanying notes to Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

March 31, 2013

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Global Opportunistic (9.92% Partners’ Capital) (continued)
Valiant Capital Partners, L.P.(1)		$8,787,360
Viking Global Equities, L.P.		25,212,055
International Equity (1.94% Partners’ Capital)
Penta Asia Domestic Partners, L.P.		5,475,510
Steel Partners Japan Strategic Fund, L.P.		3,100,159
TAEF Fund, LLC		5,487,523
Tybourne Equity (U.S.) Fund(2)		43,588,566
Natural Resources (0.00% Partners’ Capital)
Tocqueville Gold Partners, L.P.		24,567
Private Equity (12.49% Partners’ Capital)
Accel-KKR Capital Partners III, L.P.		13,421,368
Advent Latin American Private Equity Fund IV-F, L.P.(1)		6,622,238
Advent Latin American Private Equity Fund V-F, L.P.		6,369,800
Audax Mezzanine Fund II, L.P.(1)		2,079,695
Audax Mezzanine Fund III, L.P.(1)		7,961,287
BDCM Opportunity Fund II, L.P.(1)		11,133,854
Black River Commodity Multi-Strategy Fund, LLC		731,096
Capital Royalty Partners, L.P.(1)		985,002
Catterton Growth Partners, L.P.(1)(2)		15,856,786
CEF-Safety Kleen Liquidating Account(1)	8,665	162,773
Chrysalis Ventures III, L.P.		2,147,872
Crosslink Crossover Fund IV, L.P.		1,288,045
Crosslink Crossover Fund V, L.P.		5,789,922
Crosslink Crossover Fund VI, L.P.		15,303,264
Dace Ventures I, L.P.(2)		1,612,314
Fairhaven Capital Partners, L.P.		7,553,187
Garrison Opportunity Fund II A, LLC		15,506,258
Garrison Opportunity Fund, LLC(2)		22,440,995
HealthCor Partners Fund, L.P.(2)		8,012,032
Highland Credit Strategies Liquidation Vehicle Onshore		2,814,199
Integral Capital Partners VIII, L.P.(2)		3,312,266
L-R Global Partners, L.P.		404,914
MatlinPatterson Global Opportunities Partners III, L.P.(1)		10,356,864
Middle East North Africa Opportunities Fund, L.P.(3)	5,089	1,441,031
Monomoy Capital Partners II, L.P.		4,633,322
Monomoy Capital Partners, L.P.		4,102,971
Monsoon India Inflection Fund 2, L.P.		429,002
Monsoon India Inflection Fund, L.P.		237,008
Pine Brook Capital Partners, L.P.(1)		18,164,688
Pinto America Growth Fund, L.P.(1)		1,684,543
Private Equity Investment Fund IV, L.P.(1)(2)		5,415,408
Private Equity Investment Fund V, L.P.(1)(2)		38,737,197
Saints Capital VI, L.P.(1)(2)		18,928,319
Sanderling Venture Partners VI Co-Investment Fund, L.P.		1,850,603
Sanderling Venture Partners VI, L.P.		1,346,044
Sterling Capital Partners II, L.P.(1)		1,959,937
Sterling Group Partners II, L.P.		1,109,494
Sterling Group Partners III, L.P.		11,476,019
Strategic Value Global Opportunities Fund I-A, L.P.		2,574,582
Tenaya Capital V, L.P.		5,934,306
Tenaya Capital VI, L.P.		1,380,197
The Column Group, L.P.		9,788,175
The Founders Fund III, L.P.		14,812,621
The Founders Fund IV, L.P.		6,125,297
The Raptor Private Holdings, L.P.	2,495	1,279,544
Trivest Fund IV, L.P.(1)(2)		17,683,920
Tuckerbrook SB Global Distressed Fund I, L.P.(2)		5,810,257
VCFA Private Equity Partners IV, L.P.(1)		1,529,953
VCFA Venture Partners V, L.P.		6,055,198
Voyager Capital Fund III, L.P.		3,357,366

See accompanying notes to Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

March 31, 2013

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (12.49% Partners’ Capital) (continued)
WestView Capital Partners II, L.P.(2)		$22,256,983
Real Estate (4.55% Partners’ Capital)
Aslan Realty Partners III, L.L.C.		411,302
Cypress Realty VI, L.P.		5,840,985
Florida Real Estate Value Fund, L.P.(1)(2)		9,633,276
GTIS Brazil Real Estate Fund (Brazilian Real), L.P.(2)		26,104,911
Lone Star Real Estate Fund II (U.S.) L.P.		3,199,086
Monsoon Infrastructure & Realty Co-Invest, L.P.(2)		16,341,978
Northwood Real Estate Co-Investors L.P.(1)		6,453,467
Northwood Real Estate Partners L.P.(1)		12,843,305
Parmenter Realty Fund III, L.P.(1)		6,465,513
Parmenter Realty Fund IV, L.P.(1)(2)		5,939,215
Pearlmark Mezzanine Realty Partners III, LLC(1)(2)		14,309,000
Pennybacker II, L.P.(1)(2)		5,157,922
SBC Latin America Housing US Fund, L.P.(1)(3)		5,844,866
Square Mile Partners III L.P.(1)		16,923,270

Total United States		1,709,851,639

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		2,111,029,512	70.86%

Passive Foreign Investment Companies
Bermuda Limited Liability Company
Private Equity (0.10% Partners’ Capital)
El Tejar Limited	1,000,000	3,000,000

Total Bermuda Limited Liability Company		3,000,000

Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Arbitrage Strategies (0.93% Partners’ Capital)
CRC Credit Fund Ltd.(2)	109,715	26,737,704
Overseas CAP Partners, Inc.	260	1,032,938
International Equity (0.02% Partners’ Capital)
Quorum Fund Limited	11,875	715,507
Natural Resources (0.28% Partners’ Capital)
Ospraie Special Opportunities (Offshore), Ltd.		8,256,133

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		36,742,282

Total Passive Foreign Investment Companies		39,742,282	1.33%

Private Corporations
United States
Real Estate (0.58% Partners’ Capital)
Legacy Partners Realty Fund II, Inc.		2,967,617
Legacy Partners Realty Fund III, Inc.		6,833,572
Net Lease Private REIT V, Inc.(1)		1,543,669
Net Lease Private REIT VI, Inc.(1)		1,918,317
Net Lease Private REIT VII, Inc.(1)(2)		1,977,169
Net Lease Private REIT VII-A, Inc.(1)(2)		1,977,168

See accompanying notes to Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

March 31, 2013

(Unaudited)

	Shares	Fair Value	% of Partners’ Capital
Private Corporations (continued)
Total Private Corporations		$17,217,512	0.58%

Total Investments in Investment Funds (Cost $1,965,754,605)		2,167,989,306	72.77%
Investments in Securities
Registered Investment Company
United States
Money Market Funds (10.52% Partners’ Capital)
JPMorgan 100% U.S. Treasury Securities Money Market Fund(1)	313,349,140	313,349,140

Total Money Market Funds		313,349,140	10.52%

Total Investments in Securities (Cost $313,349,140 )		313,349,140	10.52%

Derivative Contracts—Assets
Call Options Purchased
United States
CMS 10 Year One Look Cap, 10 Year USD Swap Rate (Strike Rate 5.50%, Expiration 05/01/19)	1,079,000,000	5,120,786
CMS 10 Year One Look Cap, 10 Year USD Swap Rate (Strike Rate 5.62%, Expiration 05/02/19)	714,285,714	3,340,824
CMS 10 Year One Look Cap, 10 Year USD Swap Rate (Strike Rate 6.50%, Expiration 05/01/19)	1,350,000,000	4,475,357
CMS 10 Year One Look Cap, 10 Year USD Swap Rate (Strike Rate 6.62%, Expiration 05/02/19)	877,192,983	2,902,742

Total Call Options Purchased		15,839,709	0.53%

Warrants Purchased
United States
Global Opportunistic (0.00% Partners’ Capital)
Bally Total Fitness Holdings Corp. Warrants Exp. Sept. 2014, Strike Price $20.00 USD	2	—

Total Warrants Purchased		—	0.00%

Total Derivative Contracts—Assets (Cost $24,991,550 )		15,839,709	0.53%

Total Investments (Cost $2,304,095,295)		$2,497,178,155	83.82%

The Master Fund’s total outstanding capital commitments to Investment Funds as of March 31, 2013 were $374,794,926. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All Investment Funds and securities are non-income producing unless noted otherwise.

Refer to Note 4, Investments in Portfolio Securities, for information regarding the liquidity of the Master Fund’s investments.

(1)	Income producing security
(2)	Affiliated investments (See Note 4 c)
(3)	Affiliated investments for which ownership exceeds 25%

See accompanying notes to Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

March 31, 2013

(Unaudited)

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
30 Year Euro-Buxl Bond	June 2013	2,033	$352,969,303	$6,917,444
Ultra Long Term U.S. Treasury Bond	June 2013	1,331	209,757,281	1,619,002
Brent Crude	June 2013	455	49,954,450	80,708
Copper	May 2013	485	41,249,250	(2,493,535)
Corn	May 2013	2,081	72,340,763	(2,931,009)
Gas Oil	May 2013	838	76,949,350	(1,169,583)
Gasoline RBOB	May 2013	483	63,101,632	(270,898)
Gold 100 OZ	June 2013	536	85,529,520	1,108,068
Heating Oil	May 2013	312	39,927,888	(161,220)
Natural Gas	May 2013	2,680	107,843,200	12,586,888
NYMEX WTI Crude	May 2013	486	47,253,780	3,001,866
Silver	May 2013	475	67,267,125	(4,466,489)
Soybean	May 2013	398	27,954,525	(1,294,644)
Wheat (CBT)	May 2013	1,824	62,722,800	(5,697,098)
ASX SPI 200 Index	June 2013	839	108,443,573	(3,709,148)
CAC 40 10 Euro	April 2013	1,115	53,334,102	(1,384,413)
E-Mini S&P 500	June 2013	1,266	98,918,910	999,178
E-Mini S&P MidCap 400	June 2013	724	83,332,400	1,540,098
FTSE 100 Index	June 2013	745	71,881,001	(710,433)
FTSE/JSE Top 40 Index	June 2013	1,041	40,249,174	(1,225,267)
FTSE/MIB Index	June 2013	154	14,840,223	(677,669)
German Stock Index	June 2013	301	75,234,568	(1,600,515)
Hang Seng China Enterprises Index	April 2013	480	33,654,973	(441,667)
Hang Seng Index	April 2013	284	40,823,880	(76,286)
IBEX 35 Index	April 2013	85	8,534,645	(648,439)
MSCI Taiwan Index	April 2013	3,220	90,578,600	(239,913)
OMXS 30 Index	April 2013	3,739	68,303,245	555,064
Russell 2000 Mini Index	June 2013	823	78,094,470	972,866
S&P/Toronto Stock Exchange 60 Index	June 2013	895	128,468,984	(1,273,465)
SGX/S&P Cnx Nifty Index	April 2013	3,651	41,782,044	(181,768)
Tokyo Price Index	June 2013	215	23,768,328	1,081,410

			$2,365,063,987	$(190,867)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	June 2013	82	$(10,379,084)	$(136,752)
Brent Crude	June 2013	61	(6,697,190)	(14,190)
Cocoa	May 2013	1,369	(29,707,300)	(965,545)
Coffee “C”	May 2013	366	(18,823,838)	786,049
Copper	May 2013	217	(18,455,850)	462,342
Cotton No.2	May 2013	353	(15,613,190)	(629,352)
Gold 100 OZ	June 2013	213	(33,988,410)	(424,577)
Heating Oil	May 2013	109	(13,949,166)	53,931
Lean Hogs	June 2013	1,099	(40,036,570)	(816,196)
Live Cattle	June 2013	1,108	(55,123,000)	(362,534)
Long Gilt	June 2013	61	(11,007,505)	(191,424)
Natural Gas	May 2013	296	(11,911,040)	(1,408,389)
NYMEX WTI Crude	May 2013	117	(11,375,910)	(726,958)
Silver	May 2013	137	(19,401,255)	64,938
Sugar #11(World)	May 2013	1,418	(28,046,906)	746,894

			$(324,516,214)	$(3,561,763)

Total Return Swap Agreement:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	6/14/2013	$44,366,897	$(1,574,897)

			$44,366,897	$(1,574,897)

See accompanying notes to Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Schedule of Investments, continued

March 31, 2013

(Unaudited)

Credit Default Swap Agreements—Sell Protection(a)

Underlying Instrument	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2013(b)	Notional Amount(c)	Value(d)	Upfront Premiums Paid/(Received)	Unrealized Gain (Loss)
CDX Emerging Markets Index Swap Agreement with Goldman Sachs International; Series 18	5.00%	12/20/17	2.69%	$50,166,401	$5,134,866	$6,647,048	$(1,512,182)
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 19	5.00%	12/20/17	4.02%	189,394,682	8,012,658	5,741,026	2,271,632
CDX iTraxx Europe Crossover Index Swap Agreement with Goldman Sachs International; Series 18	5.00%	12/20/17	4.20%	183,611,584	8,010,543	8,108,547	(98,004)

					$21,158,067	$20,496,621	$661,446

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Master Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount the Master Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

(d)	Value includes upfront payments paid (received) and unrealized gain (loss).

See accompanying notes to Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments

March 31, 2013

(Unaudited)

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”), a Delaware limited partnership, commenced operations on April 1, 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently nine feeder funds.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund is primarily a “fund of funds” which pursues its investment objective by investing its assets in a variety of investment vehicles including, but not limited to, limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange-traded funds) and direct investments in marketable securities and derivative instruments. The Investment Funds are managed by a carefully selected group of investment managers, identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments, serve to achieve a portfolio that is broadly allocated.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, as hereinafter defined, or any committee of the Board.

The Board is authorized to engage an investment adviser, and pursuant to an investment management agreement, (the “Investment Management Agreement”), it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations. The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records security transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the reporting date.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has also authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

Investments currently held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Investment Funds

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES— In general, the Master Fund values those securities at their last sales price on the exchange or over-the-counter exchange on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that is considered to be the principal exchange where the security is principally traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s net asset value that would materially affect the value of the security and the net asset value of the Master Fund, the value of such security and the net asset value of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Such fair valued securities are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the options.

•

DERIVATIVES—Derivatives are generally valued using independent pricing services or other procedures approved by the Board. Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the date of determination and are typically categorized as Level 2 in the fair value hierarchy. If no such sales price, bid or ask price is reported by such exchanges on the valuation date, the Adviser Valuation Committee and/or the Board Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER— Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of the day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from an Investment Fund or other security or where a value supplied by an Investment Fund is deemed not to be indicative of the Investment Fund’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser will determine, in good faith, the fair value of the Investment Fund or security. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued by the Adviser Valuation Committee and/or the Board Valuation Committee pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

All open derivative positions at quarter-end are presented in the Master Fund’s Schedule of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments that the Master Fund utilizes as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Master Fund invests in options contracts to speculate on the price movements of a financial instrument or for use as an economic hedge against certain positions held in the Master Fund’s portfolio. Options contracts purchased give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. Options contracts written obligate the Master Fund to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. When the Master Fund writes an options contract, an amount equal to the premium received by the Master Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option contract written.

FUTURES CONTRACTS—The Master Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Master Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). In general, payments are made by the Master Fund to the broker if total value falls below the initial margin when marked to the closing price at the end of each day. The underlying securities are not physically delivered. The Master Fund recognizes a gain or loss equal to the daily fluctuations in the value of the underlying security. Should market conditions move unexpectedly, the Master Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity price risk related to commodity futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Master Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Master Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Master Fund since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

SWAP AGREEMENTS—The Master Fund invests in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks. As of March 31, 2013, the Master Fund invested in credit default and total return swap agreements.

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Master Fund is usually a net seller of credit default swap agreements.

The Master Fund as a seller of a credit default swap agreement would have the right to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Master Fund would receive from the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the Master Fund would keep the stream of payments and would have no further obligations to the counterparty. As a seller, the Master Fund would be subject to investment exposure on the notional amount of the swap.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Master Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Master Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference securities. The Master Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of March 31, 2013. These derivatives are presented in the Schedule of Investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

	Assets			Liabilities
	Total Fair Value	Unrealized Appreciation on Futures Contracts	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Futures Contracts	Unrealized Loss on Swap Agreements
Equity Risk Exposure:
Futures Contracts	$—	$5,148,616	$—	$12,168,984	$—
Total Return Swap Agreements	—	—	—	—	1,574,897
Warrants Purchased	—	—	—	—	—
Commodity Risk Exposure:
Futures Contracts	—	18,891,684	—	23,832,217	—
Interest Rate Risk Exposure:
Futures Contracts	—	8,536,446	—	328,175	—
Call Options Purchased	15,839,709	—	—	—	—
Credit Risk Exposure:
Credit Default Swap Agreements	—	—	2,271,632	—	1,610,186

(g) CFTC Regulation

On February 9, 2012, the Commodity Futures Trading Commission (the “CFTC”) proposed rules meant to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements. The Master Fund is not required to comply with the CFTC’s disclosure, reporting or recordkeeping requirements until the CFTC adopts final harmonization rules. Once harmonization rules are ultimately adopted by the CFTC, the Master Fund will need to comply with all applicable regulations governing registered investment companies that are subject to regulation as commodity pools. It is unclear in what form the final harmonization rules, which are subject to pending litigation that challenges the validity of the rules, will be adopted and the impact such rules will have on the Master Fund. However, these regulatory changes may ultimately cause the Master Fund to incur additional regulatory compliance and reporting expenses, and, with respect to swap agreements and other over-the-counter instruments in which the Master Fund may invest, may cause counterparties to increase collateral or margin requirements, increase fees charged to the Master Fund or be less willing to enter into these agreements with the Master Fund in the future. The effects of the regulatory changes could reduce investment returns or harm the Master Fund’s ability to implement its investment strategy.

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required. This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. As of December 31, 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing.

(h) USE OF ESTIMATES

The preparation of the Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedule of Investments. Actual results could differ from those estimates and such differences may be significant.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

• Level 1—	unadjusted quoted prices in active markets for identical assets

• Level 2—	investments with other significant observable inputs or investments that can be fully redeemed at the NAV in the “near term”

• Level 3—

investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than quarterly (or monthly for underlying investments where the Master Fund owns more than 25% of the Investment Fund’s total net assets).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization, as of March 31, 2013, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

	LEVEL 1		LEVEL 2		LEVEL 3	Total
	Investments	Other Financial Instruments^	Investments	Other Financial Instruments^	Investments	Investments	Other Financial Instruments^
Investment Funds
Limited Partnerships, Exempted Limited
Partnerships and Limited Liability Companies
Arbitrage Strategies	$—	$—	$80,845,843	$—	$91,818,810	$172,664,653	$—
Domestic Equity	—	—	61,608,253	—	84,206,442	145,814,695	—
Energy	—	—	55,996,430	—	167,189,014	223,185,444	—
Enhanced Fixed Income	—	—	81,728,847	—	226,736,514	308,465,361	—
Global Opportunistic	—	—	165,408,581	—	130,169,388	295,577,969	—
International Equity	—	—	5,487,523	—	52,164,235	57,651,758	—
Natural Resources	—	—	11,396,345	—	28,682,468	40,078,813	—
Private Equity	—	—	—	—	682,018,703	682,018,703	—
Real Estate	—	—	—	—	185,572,116	185,572,116	—
Passive Foreign Investment Companies
Arbitrage Strategies	—	—	1,032,938	—	26,737,704	27,770,642	—
International Equity	—	—	—	—	715,507	715,507	—
Natural Resources	—	—	—	—	8,256,133	8,256,133	—
Private Equity	—	—	—	—	3,000,000	3,000,000	—
Private Corporations
Real Estate	—	—	—	—	17,217,512	17,217,512	—
Investment Securities
Registered Investment Companies
Domestic Equity	—	—	—	—	—	—	—
International Equity	—	—	—	—	—	—	—
Money Market Funds	313,349,140	—	—	—	—	313,349,140	—
Derivative Instruments
Call Options Purchased	—	—	15,839,709	—	—	15,839,709	—
Warrants Purchased
Global Opportunistic	—	—	—	—	—	—	—
Futures Contracts	—	(3,752,630)	—	—	—	—	(3,752,630)
Total Return Swap Agreements	—	—	—	(1,574,897)	—	—	(1,574,897)
Credit Default Swap Agreements	—	—	—	661,446	—	—	661,446

Total	$313,349,140	$(3,752,630)	$479,344,469	$(913,451)	$1,704,484,546	$2,497,178,155	$(4,666,081)

^

Other financial instruments include any derivative instruments not reflected in the Schedule of Investments as Investments in Securities, such as futures contracts and swap agreements. These financial instruments are generally recorded in the financial statements at the unrealized gain or loss on the financial instrument.

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 or Level 2 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs approved by the Adviser Valuation Committee for Level 3 Fair Value Measurements for investments held as of March 31, 2013.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

	Fair Value as of		Liquidity
	March 31,	Valuation	of	Adjustments
	2013	Technique	Investments	To NAV**
Investments
Limited Partnerships, Exempted Limited
Partnerships and Limited Liability Companies
Arbitrage Strategies	$91,818,810	NAV as Practical Expedient *	Quarterly or Greater	None
Domestic Equity	84,206,442	NAV as Practical Expedient *	Quarterly or Greater	None
Energy	167,189,014	NAV as Practical Expedient *	N/A	None
Enhanced Fixed Income	226,736,514	NAV as Practical Expedient *	Quarterly or Greater	None
Global Opportunistic	130,169,388	NAV as Practical Expedient *	Monthly or Greater	None
International Equity	52,164,235	NAV as Practical Expedient *	Quarterly or Greater	None
Natural Resources	28,682,468	NAV as Practical Expedient *	N/A	None
Private Equity	682,018,703	NAV as Practical Expedient *	N/A	None
Real Estate	185,572,116	NAV as Practical Expedient *	N/A	None
Passive Foreign Investment Companies
Arbitrage Strategies	26,737,704	NAV as Practical Expedient *	N/A	None
International Equity	715,507	NAV as Practical Expedient *	N/A	None
Natural Resources	8,256,133	NAV as Practical Expedient *	N/A	None
Private Equity	3,000,000	NAV as Practical Expedient *	N/A	None
Private Corporations
Real Estate	17,217,512	NAV as Practical Expedient *	N/A	None

Total Investments	$1,704,484,546

*	Unobservable valuation input.
**

Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following: the practical expedient NAV received is not as of the Master Fund’s measurement date; it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV; it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager.

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. Transfers that occurred between Levels 2 and 3 as of March 31, 2013, based on levels assigned to Investments on December 31, 2012, are included in the table below. The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

	Investments
	Balance as of December 31, 2012	Transfers In*	Gross Purchases	Gross Sales**	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2013
Investments
Limited Partnerships, Exempted Limited
Partnerships and Limited Liability Companies
Arbitrage Strategies	$125,266,503	$—	$—	$(30,231,957)	$1,062,590	$(4,278,326)	$91,818,810
Domestic Equity	89,660,048	—	2,560	(8,024,850)	(1,643,315)	4,211,999	84,206,442
Energy	159,143,681	—	5,390,828	(2,704,289)	1,559,263	3,799,531	167,189,014
Enhanced Fixed Income	199,052,762	33,690,487	7,628,476	(25,712,342)	5,803,240	6,273,891	226,736,514
Global Opportunistic	274,309,743	—	322,404	(149,119,356)	40,006,272	(35,349,675)	130,169,388
International Equity	49,713,569	—	—	(291,901)	(639,423)	3,381,990	52,164,235
Natural Resources	29,024,662	—	743,986	(1,546,445)	626,986	(166,721)	28,682,468
Private Equity	681,514,504	—	10,031,657	(22,824,188)	6,019,816	7,276,914	682,018,703
Real Estate	185,296,050	—	6,041,309	(10,576,308)	767,534	4,043,531	185,572,116
Passive Foreign Investment Companies
Arbitrage Strategies	32,253,834	—	—	(5,651,722)	1,306,042	(1,170,450)	26,737,704
International Equity	819,194	—	—	(99,507)	37,515	(41,695)	715,507
Natural Resources	8,910,279	—	—	—	—	(654,146)	8,256,133
Private Equity	3,000,000	—	—	—	—	—	3,000,000
Private Corporations
Real Estate	19,111,732	—	344,743	(1,744,408)	—	(494,555)	17,217,512

Total Investments	$1,857,076,561	$33,690,487	$30,505,963	$(258,527,273)	$54,906,520	$(13,167,712)	$1,704,484,546

*	Transfers from Level 2 to Level 3 in the fair value hierarchy generally relate to liquidity provisions of the Investment Funds.
**	Includes Return of Capital and Capital Gain Distributions.

The change in unrealized appreciation/depreciation from Level 3 investments held at March 31, 2013, is $(27,209,468).

The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustments, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the reported NAV is adjusted to reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. Other than Investment Funds that are self-liquidating, such as Private Equity and some Energy, Natural Resources and Real Estate Funds, the Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually, after a notice period, usually for a period of up to two years from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of March 31, 2013, that may qualify for this valuation approach is shown in the table below.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

Investment Category	Investment Strategy	Fair Value (in 000s)	Unfunded Commitments (in 000s)	Remaining Life *	Redemption Frequency *	Notice Period (in Days) *	Redemption Restrictions and Terms *
Arbitrage Strategies (a)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$200,435	N/A	N/A	Quarterly	30-90	0-2 years; up to 9% early redemption fee
Domestic Equity (b)	Investments in equity securities issued by U.S. companies.	145,815	N/A	N/A	Quarterly - Annually	45-120	0-3 years; up to 7% early redemption fee; possible 25% investor level gate
Energy (c)	Investments in securities issued by companies in the energy sector.	223,185	$91,516	up to 15 years	N/A	N/A	0-15 years
Enhanced Fixed Income (d)	Investments in non-traditional fixed income securities.	308,465	N/A	N/A	Quarterly	30-120	0-3 years; up to 6% early redemption fee; possible 25% investor level gate
Global Opportunistic (e)	Investments in a variety of global markets across all security types.	295,578	N/A	N/A	Monthly - Annually	45-90	0-3 years; up to 6% early redemption fee; possible 25% investor level gate
International Equity (f)	Investments in equity securities issued by foreign companies.	58,367	N/A	N/A	Weekly - Quarterly	7-90	0-2 years; up to 5% early redemption fee; possible 25% investor level gate
Natural Resources (g)	Investments with exposure to non-energy natural resources.	48,335	9,094	up to 10 years	N/A	N/A	0-10 years
Private Equity (h)	Investments in nonpublic companies.	685,019	215,206	up to 10 years	N/A	N/A	0-10 years
Real Estate (i)	Investments in REITs, private partnerships, and various real estate related mortgage securities.	202,790	58,979	up to 10 years	N/A	N/A	0-10 years

		$2,167,989	$374,795

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

(a)

This category includes Investment Funds that invest using two primary Styles (Event-Driven and Relative Value). Event-Driven strategies typically will include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

(b)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Funds in this category may include long/short funds, mutual funds and exchange-traded funds.

(c)

This category includes Investment Funds that invest primarily in publicly-traded securities issued by companies in the energy sector, private investments in energy-related assets or companies, and futures in energy commodity markets. The Investment Funds include private funds which may hold long/ short equities, commodity trading advisers (“CTAs”) trading contracts on energy related commodities, mutual funds or exchange-traded funds, and private partnerships with private investments in their portfolios.

(d)

This category includes Investment Funds that invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may be heavily weighted to certain industries such as telecom and technology with lower credit rating ranges (including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.

(e)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global long/short equity funds, global macro funds, and CTA’s.

(f)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Funds in this category may include long/ short funds, mutual funds, and exchange-traded funds.

(g)

This category includes Investment Funds that invest primarily in assets with exposure to non-energy natural resources, including gold and other precious metals, industrial metals, and agricultural commodities. The Investment Funds may include private funds invested in long/ short equities; CTA’s trading contracts on agricultural commodities, mutual funds and exchange-traded funds, and private partnerships with private investments in their portfolios.

(h)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount.

(i)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

(4) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end, and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until well after year end. The Master Fund’s book cost as of March 31, 2013, was $2,304,095,295, resulting in accumulated net unrealized appreciation of $193,082,860 consisting of $411,715,092 in gross unrealized appreciation and $218,632,232 in gross unrealized depreciation.

(b) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, lock-ups, notice periods and early redemption fees. The Master Fund’s investments are grouped in three categories of liquidity, as determined by the Adviser. To better manage the Master Fund’s liquidity, the Adviser has also structured the portfolio’s capital into the liquidity categories listed below. The categories and percent of investments in each are as follows at March 31, 2013:

Liquidity Categories*	Total Percentage of Capital Invested Allowed, per Category		Percentage of Investments, per Category	Withdrawal Rights
Category 1 Assets(a)	10.00%- 100.00%	(b)	56.0%	Securities and derivatives activity or Investment Funds that settle three business days after trade date (“T+3”) and that have at least quarterly withdrawal rights and not more than a one-year lock-up period remaining.
Category 2 Assets(c)	0.00%- 90.00%	(b)	6.9%	Investment Funds that allow for periodic withdrawals at the time of investment but do not meet the qualifications for Category 1 Assets due to frequency of redemptions allowed or extended lock-up periods remaining.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

Category 3 Assets(d)	0.00%- 25.00%	(b)	37.1%	**	Investment Funds that are self-liquidating (e.g., private equity funds), or that otherwise fail to meet the definition of Category 1 or 2 Assets. Also includes Investment Funds that only make distributions as the underlying portfolio’s assets or investments are liquidated (i.e., the investor in such Investment Funds does not have the right to request withdrawals on any specified periodic basis).

100.00%

*	The expiration or implementation of lock-up periods on Master Fund investments in an Investment Fund could result in such investments moving from one liquidity category to another.
**

If at the end of any calendar quarter the Master Fund is not in compliance with the weighting of Category 3 Assets, the Master Fund will endeavor to bring its portfolio back into compliance with these requirements, taking into consideration the best interests of all investors, and during such time will not commit any additional capital to Category 3 Assets. During such time, the Master Fund may fund existing capital commitments to Investment Funds comprising Category 3 Assets. The Master Fund’s portfolio currently is above the desired weighting in Category 3 Assets. The Master Fund is currently funding existing capital commitments to Investment Funds comprising Category 3 Assets, but is not currently committing additional capital to Category 3 Assets.

(a)

Category 1 Assets are defined as cash, money market funds, and exchange-traded securities including, but not limited to equities, bonds, notes, mutual funds, ETFs, options (including OTC), and derivatives. Investment Funds with investor-level gates, fund-level gates, redemption fees and/or penalties, sidepockets and/or special purpose vehicles housing less liquid investments may be included in this category as long as they have at least quarterly withdrawal rights with a year or less lockup remaining.

(b)

The Master Fund may not have less than 10% of its capital invested in cash and securities with T+3 liquidity, which are included in Category 1 Assets, or more than 25% of its capital invested in Category 3 Assets, with all remaining capital invested in Category 1 Assets or Category 2 Assets.

(c)

Category 2 Assets also may have investor-level gates, fund-level gates, redemption fees and/or penalties, sidepockets and/or special purpose vehicles housing less liquid investments. Sidepockets and/or special purpose vehicles (and any similar interest or investments, including certain types of distributions in-kind) remaining upon redemption from an Investment Fund categorized as Category 1 Assets or Category 2 Assets (collectively, “Residual Interests”), shall also each be conclusively deemed to be Category 2 Assets unless the Adviser reasonably concludes that the majority of such Residual Interests will not become liquid within three years, in which case the Adviser will categorize such Residual Interests as Category 3 Assets.

(d)

Category 3 Assets may include, without limitation, private equity funds, real estate funds, or natural resources or energy funds that only make distributions when an investment is monetized or generates cash flow through distributions, dividends, etc. This category will be calculated as the lesser of: (a) the amount of called and invested capital or (b) the fair value of the interests in such Investment Funds. Any standard and customary audit hold-backs which remain after redeeming from an Investment Fund included in Category 1 Assets or Category 2 Assets will be classified as Category 1 Assets. Any other holdings which remain (e.g., “sidepockets” and/or other Residual Interests) will be classified as Category 2 Assets if the Adviser reasonably concludes that the majority of such holdings will become liquid within three years; otherwise, such holdings will be classified as Category 3 Assets.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

(c) AFFILIATED INVESTMENT FUNDS

At March 31, 2013, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. A listing of these affiliated Investment Funds (including 2013 activity) is shown below:

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

				For the Period 1/1/2013 through 3/31/2013					For the Period 1/1/2013 through 3/31/2013
Investment Funds	Shares 12/31/2012	Shares 3/31/2013	Fair Value 12/31/2012	Cost of Purchases	Cost of Sales*	Realized Gain (Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 3/31/2013	Interest/ Dividend Income
Atlas Institutional Fund, LLC			$27,572,983	$—	$—	$—	$127,487	$27,700,470	$—
BDCM Partners I, L.P.			52,228,921	7,628,476	(19,322,705)	1,739,208	463,795	42,737,695	—
Bell Point Credit Opportunities Fund, L.P.			6,997,504	—	—	—	477,603	7,475,107	—
Catterton Growth Partners, L.P.			13,358,969	—	—	—	2,497,817	15,856,786	—
CCM Small Cap Value Qualified Fund, L.P.			15,016,101	—	(3,500,000)	(2,336,346)	616,481	9,796,236	—
Corriente China Opportunity Partners II, L.P.			9,340,103	—	—	—	(998,285)	8,341,818	—
Corriente China Opportunity Partners, L.P.			4,154,606	—	—	—	(458,406)	3,696,200	—
Courage Special Situations Fund, L.P.			11,274,007	—	—	—	151,075	11,425,082	—
CRC Credit Fund Ltd.	113,729	109,715	32,253,833	—	(5,651,722)	1,306,042	(1,170,449)	26,737,704	—
Credit Distressed Blue Line Fund, L.P.			23,635,066	—	—	—	(1,353,133)	22,281,933	—
CX Partners Fund Limited			13,201,649	1,863,413	—	—	(583,649)	14,481,413	—
Dace Ventures I, L.P.			1,633,643	—	—	—	(21,329)	1,612,314	—
Empire Capital Partners Enhanced, L.P.			22,543,401	—	—	—	(485,994)	22,057,407	—
Encap Energy Infrastructure TE Feeder, L.P.			5,883,315	442,291	(206,898)	184,798	(256,371)	6,047,135	30,117
Falcon Edge Global, L.P.			50,076,564	—	—	—	1,352,938	51,429,502	—
Florida Real Estate Value Fund, L.P.			8,267,040	—	—	—	1,366,236	9,633,276	—
Fortelus Special Situations Fund, L.P.			8,370,867	—	(2,327,072)	(705,471)	388,860	5,727,184	—
Forum European Realty Income III, L.P.			14,498,808	—	—	—	(21,366)	14,477,442	—
Garrison Opportunity Fund, LLC			23,376,632	—	(2,254,545)	—	1,318,908	22,440,995	—
GTIS Brazil Real Estate Fund (Brazilian Real), L.P.			23,955,679	—	—	—	2,149,232	26,104,911	—
Halcyon European Structured Opportunities Fund, L.P.			313,229	—	(116,230)	(249,754)	158,652	105,897	—
Harbinger Capital Partners Fund I, L.P.			26,663,600	—	—	—	4,195,053	30,858,653	—
Hayman Capital Partners, L.P.			57,552,275	—	—	—	5,016,624	62,568,899	—
HealthCor Partners Fund, L.P.			8,386,656	—	—	—	(374,624)	8,012,032	—
HFR HE Bristol Master Trust (Series D)	25,000	25,000	14,554,217	—	—	—	(3,157,872)	11,396,345	—
Hillcrest Fund, L.P.			11,037,970	—	—	—	72,050	11,110,020	—
Hound Partners, L.P.			40,528,040	—	—	—	3,614,589	44,142,629	—
Indaba Capital Partners, L.P.			37,815,007	—	—	—	2,414,605	40,229,612	—
Integral Capital Partners VIII, L.P.			3,142,555	—	—	—	169,711	3,312,266	—
Intervale Capital Fund, L.P.			12,192,477	135,096	(107,966)	107,966	2,268,997	14,596,570	1,672
Kenmont Onshore Fund, L.P.			213,776	—	—	—	—	213,776	—
LC Fund IV, L.P.			25,438,063	—	—	—	(3,296,536)	22,141,527	—
Magnetar Capital Fund, L.P.			8,869,901	—	—	—	579,188	9,449,089	—
Magnetar SPV, LLC (Series L)			13,008,600	—	(9,407,746)	679,832	(776,488)	3,504,198	—
Middle East North Africa Opportunities Fund, L.P.	5,089	5,089	1,516,120	—	—	—	(75,089)	1,441,031	—
Monsoon Infrastructure & Realty Co-Investors, L.P.			16,036,064	—	—	—	305,914	16,341,978	—
Montrica Global Opportunities Fund, L.P.	33,558	29,169	1,709,302	—	(146,077)	(292,778)	(299,527)	970,920	—
Morgan Rio Capital Fund, L.P.**			26,137,821	—	—	—	1,438,281	27,576,102	—
Net Lease Private REIT VII, Inc.			2,849,373	—	(872,204)	—	—	1,977,169	77,284
Net Lease Private REIT VII-A, Inc.			2,849,373	—	(872,205)	—	—	1,977,168	77,284
New Horizon Capital III, L.P.			30,360,563	419,983	(353,012)	82,101	(427,872)	30,081,763	70,526
Orbis Real Estate Fund I			2,988,770	—	—	—	(599,196)	2,389,574	—
Parmenter Realty Fund IV, L.P.			4,066,506	1,039,551	—	—	833,158	5,939,215	47,459
Passport II, L.P.			35,193,648	—	—	—	2,030,923	37,224,571	—
Pearlmark Mezzanine Realty Partners III, LLC			16,113,000	703,235	(2,198,781)	—	(308,454)	14,309,000	549,695
Pennybacker II, L.P.			3,726,729	1,571,870	(381,847)	5,993	235,177	5,157,922	—
Phoenix Asia Real Estate Investments II, L.P.			13,837,318	—	(3,816,077)	1,009,214	635,428	11,665,883	10,971
PIPE Equity Partners, L.L.C.			18,231,147	—	(2,038,718)	(2,767,201)	903,096	14,328,324	—
PIPE Select Fund, L.L.C.			34,326,724	—	(726,549)	21,454	(2,185,501)	31,436,128	—
Private Equity Investment Fund IV, L.P.			5,783,277	—	—	—	(367,869)	5,415,408	—
Private Equity Investment Fund V, L.P.**			38,463,168	—	—	—	274,028	38,737,196	—
Providence MBS Fund L.P.			110,686,933	—	(60,000,000)	16,568,567	(13,474,624)	53,780,876	—
Q Funding III, L.P.			6,954,231	—	(774,083)	123,872	34,852	6,338,872	—
Saints Capital VI, L.P.			19,331,961	—	(950,513)	502,526	44,345	18,928,319	—
SBC Latin America Housing US Fund, L.P.			4,390,948	1,208,000	—	—	245,919	5,844,867	—
Sovereign Capital Limited Partnership III			8,448,021	—	—	—	(660,033)	7,787,988	—
Trivest Fund IV, L.P.			18,805,260	—	(2,067,571)	—	946,231	17,683,920	982,749
Trustbridge Partners II, L.P.			18,128,802	—	—	—	(476,372)	17,652,430	—
Trustbridge Partners III, L.P.			30,761,365	—	—	—	(1,647,353)	29,114,012	—
Tuckerbrook SB Global Distressed Fund I, L.P.			5,734,262	—	(100,000)	—	175,995	5,810,257	—
Tybourne Equity (U.S.) Fund			41,247,237	—	—	—	2,341,329	43,588,566	—
Velite Energy, L.P.			52,142,437	—	—	—	3,853,993	55,996,430	—
Westview Capital Partners II, L.P.			20,785,579	122,401	—	—	1,349,003	22,256,983	—

			$1,218,961,996	$15,134,316	$(118,192,521)	$15,980,023	$11,571,181	$1,143,454,995	$1,847,757

*	Sales include return of capital.
**	Voting rights have been waived for this investment.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Schedule of Investments, continued

March 31, 2013

(Unaudited)

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in, or commitment to, such Investment Funds. In addition, the Master Fund may invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Endowment Master Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co- Principal Executive Officer

Date: May 29, 2013

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: May 29, 2013

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: May 29, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: May 29, 2013